UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 13, 2006

PRECIS, INC.
(Name of business issuer in its Charter)

OKLAHOMA	001-15667	73-1494382
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

2040 North Highway 360
Grand Prairie, Texas 75050
(Address of principal executive offices)

(866) 578-1665
(Issuer’s telephone number)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of registrant under any of the following provisions (See General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PRECIS, INC.
Form 8-K
Current Report

Table of Contents

Item 7.01	Regulation FD Disclosure

Item 9.01	Exhibits

Signature

Item 7.01                Regulation FD Disclosure

Precis, Inc., the “Company” announced today that it has entered into a non-binding letter of intent to acquire Insuraco USA, L.L.C., a Fort Worth, Texas company providing web-based technology, specialty products and marketing for the insurance and financial services industry. The terms of the transaction have not been disclosed, but the Company expects that it will be all stock transaction. The press release issued by the Company announcing that it entered into the letter of intent is attached as Exhibit 99.1 to this report.

Item 9.01                Exhibits

Exhibit 99.1:     Press Release issued by the Company, dated June 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIS, INC.

By:	/s/ Frank Apodaca

Frank Apodaca
President

Dated: June 13, 2006